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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 8, 2002


                           ENCORE MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                   000-26538                      65-0572565
        (Commission File Number)            (IRS Employer Identification No.)


      9800 Metric Blvd., Austin, Texas                             78758
 (Address of principal executive offices)                        (Zip Code)


                                 (512) 832-9500
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former name or former address, if changed since last report)

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                                 AMENDMENT NO. 2

         The undersigned registrant hereby amends its response to Item 7, Financial Statements and Exhibits, of its Current Report on Form 8-K, dated February 8, 2002, as set forth below:

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

The following additional exhibit is filed as part of this report:

23.1     Consent of Independent Public Accountants

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 10, 2002            ENCORE MEDICAL CORPORATION



                               By     /s/ Harry L. Zimmerman
                                      ----------------------
                                      Harry L. Zimmerman
                                      Executive Vice President - General Counsel

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